                                                                EXHIBIT 10.4


     AMENDMENT NUMBER TWO AND WAIVER, dated as of October 7, 1997 ("Amendment and Waiver"), to the Credit Agreement dated as of January 8, 1997 as amended by Amendment No. 1 dated as of June 2, 1997 (the "Credit Agreement"), among COINMACH CORPORATION, a Delaware corporation (the "Borrower"), COINMACH LAUNDRY CORPORATION, a Delaware corporation ("Holdings"), the lending institutions from time to time party thereto (each a "Bank" and collectively, the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Syndication Agent and LEHMAN COMMERCIAL PAPER, INC., as Documentation Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Borrower intends to incur Indebtedness through the issuance of the 11 3/4% New Notes (as defined in Section 2 hereof); and

     WHEREAS, the Borrower intends to apply more than 50% of the cash proceeds from the issuance of the 11 3/4% New Notes as a mandatory repayment of outstanding Term Loans in accordance with the requirements of Section 4.02 (f); and

     WHEREAS, the Borrower intends to repay the outstanding principal amount of the Tranche A Term Loan in its entirety with the cash proceeds received from the issuance of the 11 3/4% New Notes and thereafter apply the residual amount of such cash proceeds on a pro rata basis to the Initial Tranche B Term Loans and Additional Tranche B Term Loans in accordance with the requirements of Sections
4.02 (j) and (k); and

     WHEREAS, in connection with the issuance of the 11 3/4% New Notes, the Borrower intends to amend the indenture under which the 11 3/4% Notes were issued in the manner described in the Borrower's Consent Solicitation Statement dated October 1, 1997, a copy of which has been provided to the Agents; and

     WHEREAS, in connection with the foregoing the Borrower has requested that the Agents and the Banks amend and waive certain provisions of the Credit Agreement; and

     WHEREAS, the Agents and the Banks have considered and agreed to the Borrower's requests, upon the terms and conditions set forth in this Amendment and Waiver; and

     WHEREAS, the consent of the Supermajority Banks is necessary to effect this Amendment and Waiver;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION ONE - WAIVER.
                              -----------   ------

     The Banks hereby consent to and agree to waive compliance by Holdings and the Borrower with any provision of the Credit Agreement which might otherwise prohibit the issuance of the 11 3/4% New Notes, the amending of the Indenture under which the 11 3/4% Notes were issued, and the application of cash proceeds first to the Tranche A Term Loans and then pro rata to the Tranche B Term Loans, including without limitation, Sections 4.02, 9.04 and 9.11 of the Credit Agreement.

                 SECTION TWO - AMENDMENT TO CREDIT AGREEMENT.
                 -----------   -----------------------------

     The Credit Agreement is amended as hereinafter provided in this Section One, effective as of October 7, 1997 (the "Amendment and Waiver Effective Date").

            2.1.   Amendment to Section 11 of the Credit Agreement
                   -----------------------------------------------

            Section 11.01 shall be amended by adding the following new definition, in the appropriate alphabetical order.

            "11 3/4% New Notes' shall mean the 11 3/4% Notes due 2005 issued pursuant to an indenture dated as of October 8, 1997 between the Borrower and State Street Bank and Trust Company, as Trustee."

                SECTION THREE - REPRESENTATIONS AND WARRANTIES.
                -------------   ------------------------------

                Holdings and the Borrower each hereby confirms, reaffirms and restates the representations and warranties made by it in Section 7 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 8 and 9 of the Credit Agreement or otherwise permitted by consents or waivers. Holdings and the Borrower each hereby further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Bank that:

             (a) Holdings and the Borrower each has the corporate power and authority to execute, deliver and perform this Amendment and Waiver and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment and Waiver;

             (b) No consent of any person other than all of the Banks and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against the Borrower or Holdings of this Amendment and Waiver;

             (c) This Amendment and Waiver has been duly executed and delivered on behalf of each of Holdings and the Borrower by a duly authorized officer or attorney-in-fact of Holdings and the Borrower, as the case may be, and constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

             (d) The execution, delivery and performance of this Amendment and Waiver will not violate (i) any provision of law applicable to Holdings or the Borrower or (ii) any contractual obligation of either Holdings or the Borrower, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.


                         SECTION FOUR - MISCELLANEOUS.
                         ------------   -------------

             (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

             (b) This Amendment and Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

             (c) THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

             (d) This Amendment and Waiver shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment and Waiver. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

                                                 COINMACH LAUNDRY CORPORATION



                                                 By: /s/ Robert M. Doyle
                                                     ------------------------
                                                 Name: Robert M. Doyle
                                                       ----------------------
                                                 Title: Senior Vice President
                                                       ----------------------

                                                 COINMACH CORPORATION



                                                 By: /s/ Robert M. Doyle
                                                     ------------------------
                                                 Name: Robert M. Doyle
                                                       ----------------------
                                                 Title: Senior Vice President
                                                       ----------------------

                                                 BANKERS TRUST COMPANY,
                                                 Individually and as
                                                 Administrative Agent



                                                 By: /s/ Patricia Hogan
                                                     ------------------
                                                 Name: Patricia Hogan
                                                     ------------------
                                                 Title: Vice President
                                                     ------------------

                                                 FIRST UNION NATIONAL BANK OF
                                                 NORTH CAROLINA, Individually
                                                 and as Syndication Agent




                                                 By: /s/ Frederick W. Price
                                                     ----------------------
                                                 Name: Frederick W. Price
                                                       --------------------
                                                 Title: Managing Director
                                                        -------------------

                                                 LEHMAN COMMERCIAL PAPER INC.,
                                                 Individually and as
                                                 Documentation Agent



                                                 By: /s/ Dennis J. Dee
                                                     -----------------------
                                                 Name: Dennis J. Dee
                                                       ---------------------
                                                 Title: Authorized Signatory
                                                        --------------------

                                                 FLEET NATIONAL BANK,
                                                 as a Lender



                                                 By:__________________________
                                                 Name:
                                                 Title:

                                                 BANKBOSTON, N.A. as a Lender



                                                 By:________________________
                                                 Name:
                                                 Title:

                                                 BANK OF SCOTLAND, as a Lender




                                                 By: /s/ Annie ChinTat
                                                     ----------------------
                                                 Name: Annie ChinTat
                                                       --------------------
                                                 Title: Vice President
                                                        -------------------

                                                CREDIT LYONNAIS NEW YORK BRANCH,
                                                as a Lender




                                                By:___________________________
                                                Name:
                                                Title:

                                            HELLER FINANCIAL, INC., as a Lender




                                            By: /s/ Kathi J. Inorio
                                                -------------------
                                            Name: Kathi J. Inorio
                                                  -----------------
                                            Title: Vice President
                                                   ----------------

                                                 THE ING CAPITAL SENIOR SECURED
                                                 HIGH INCOME FUND, L.P.




                                                 By: /s/ Michael D. Hatley
                                                     ---------------------
                                                 Name: Michael D. Hatley
                                                       -------------------
                                                 Title: Vice President and
                                                        ------------------
                                                        Portfolio Manager
                                                        ------------------

                                                MASSACHUSETTS MUTUAL LIFE
                                                INSURANCE COMPANY




                                                By: /s/ Richard E. Spencer II
                                                   -----------------------------
                                                Name:   Richard E. Spencer II
                                                   -----------------------------
                                                Title:  Managing Director
                                                   -----------------------------

                                                MERRILL LYNCH SENIOR FLOATING
                                                RATE FUND, INC.




                                                By:_____________________________
                                                Name:
                                                Title:

                                                PILGRIM AMERICA PRIME RATE TRUST




                                                By: /s/ Howard Tiffen
                                                   ----------------------------
                                                Name:   Howard Tiffen
                                                   ----------------------------
                                                Title:  Senior Vice President

                                                 PRIME INCOME TRUST,
                                                 as a Lender




                                                 By:__________________________
                                                 Name:
                                                 Title:

                                                 SENIOR DEBT PORTFOLIO
                                                 By:  Boston Management and
                                                 Research as Investment Advisor




                                                 By:____________________________
                                                 Name:
                                                 Title: